Subsequent events	12 Months Ended
Jan. 31, 2018
Disclosure of events after reporting period [Abstract]
Subsequent events
Subsequent events

On March 29, 2018, the Group completed a placing on the AIM market of the London Stock Exchange, issuing 8,333,333 new Ordinary Shares at a price of 180 pence per share. Total proceeds of £15.0 million were raised (before expenses). Following the placing the number of Ordinary Shares in issue was 81,901,173.